Exhibit 10.25

AMENDMENT NO. 6 TO LOAN AGREEMENT

This Amendment No. 6 (the “Amendment”) dated as of November 5, 2015, is between Bank of America, N.A. (the “Bank”) and RESOURCES CONNECTION, INC. and RESOURCES CONNECTION LLC (the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Loan Agreement dated as of November 30, 2009 (together with any previous amendments, the “Agreement”). The current commitment amount of Facility No. 1 is $3,000,000.00.

B. The Bank and the Borrower desire to amend the Agreement. This Amendment shall be effective on November 5, 2015, subject to any conditions stated in this Amendment.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 In Paragraph 1.2 the date “November 30, 2015” is changed to “November 30, 2016.”

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

4. Conditions. The effectiveness of this Amendment is conditioned upon the Bank’s receipt of the following items, in form and content acceptable to the Bank:

4.1 A fully executed counterpart of this Amendment from the Borrower and each guarantor and/or collateral pledgor (collectively, a “Credit Support Provider”) in form satisfactory to the Bank.

4.2 If the Borrower or any Credit Support Provider is anything other than a natural person, evidence that the execution, delivery and performance by the Borrower and/or such Credit Support Provider of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.3 Resolutions to Obtain Credit executed by Resources Connection, Inc.

4.4 Certificate of Limited Liability Company executed by Resources Connection LLC.

5.	Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including but not limited to the Dispute Resolution Provision, shall remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.

By:	/s/ Joseph Eitel
Joseph Eitel, Senior Vice President

BORROWER(S):

RESOURCES CONNECTION, INC.

By:	/s/ Nathan W. Franke
Name:	Nathan W. Franke
Title:	Executive Vice President/Chief Financial Officer

RESOURCES CONNECTION LLC

RESOURCES CONNECTION, INC., Sole Member

By:	/s/ Nathan W. Franke
Name:	Nathan W. Franke
Title:	Executive Vice President/Chief Financial Officer